UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

PennantPark Floating Rate Capital Ltd.

(Exact name of registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1691 Michigan Avenue, Suite 500 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

(786) 297-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Preliminary Estimates of Results as of December 31, 2022

On January 23, 2023, PennantPark Floating Rate Capital Ltd. (the “Company”) announced certain preliminary estimates of its financial results for the quarter ended December 31, 2022.

•	GAAP net asset value per share is estimated to be between $11.25 and $11.33 per share as of December 31, 2022. This compares to a GAAP net asset value per share of $11.62 as of September 30, 2022.

•

Adjusted net asset value per share is estimated to be between $11.17 and $11.25 per share as of December 31, 2022. This compares to adjusted net asset value per share of $11.59 as of September 30, 2022. Adjusted net asset value per share is a non-GAAP financial measure. The Company believes that this number provides useful information to investors and management because it reflects the Company’s financial performance, excluding the impact of the $3.9 million, or $0.09 per share, and $1.5 million, or $0.03 per share, unrealized loss on the Company’s multi-currency senior secured revolving credit facility, as amended and restated, with Truist Bank (formerly SunTrust Bank) and other lenders, or the Credit Facility, and the Company’s 4.3% Series A notes due 2023, or the 2023 Notes, as of December 31, 2022 and September 30, 2022, respectively. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

•

Net investment income is estimated to be between $0.29 and $0.31 per share for the quarter ended December 31, 2022. This compares to net investment income of $0.29 per share for the quarter ended September 30, 2022.

•	Three loans were on non-accrual status as of December 31, 2022.

•

As of December 31, 2022, at cost, the Company had approximately $199.7 million of borrowings outstanding under the Credit Facility, approximately $76.2 million in aggregate principal amount of 2023 Notes outstanding, $185.0 million in aggregate principal amount of 4.25% Notes due 2026 outstanding and $228.0 million in aggregate principal amount of asset-backed debt consisting of various notes due in 2031.

•	As of December 31, 2022, the Company had approximately $52.9 million in cash and cash equivalents.

These estimates are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of the Company’s financial position, results of operations or cash flows for the quarter ended December 31, 2022. Final results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, as well as any subsequent events, including the discovery of information affecting fair values of the Company’s portfolio investments as of December 31, 2022, arising between the date hereof and the completion of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarter then ended.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of the Company’s management. RSM US LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, RSM US LLP does not express an opinion or any other form of assurance with respect thereto.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of such Section and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On January 23, 2023, the Company issued a press release announcing that it has commenced an underwritten public offering of its common stock. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the information contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act is or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1*	Press Release of PennantPark Floating Rate Capital Ltd. dated January 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2023	PENNANTPARK FLOATING RATE CAPITAL LTD.

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer & Treasurer